Exhibit 99.2

2 June 2014 SUPPLEMENTAL OPERATING & FINANCIAL INFORMATION SECOND QUARTER 2014 PHYSICIANS REALTY TRUST NYSE: DOC Scottsdale Healthcare Rehabilitation Hospital Scottsdale, AZ Peachtree Dunwoody Medical Center Atlanta, GA

2 TABLE OF CONTENTS COMPANY OVERVIEW COMPANY INFORMATION 5 SECOND QUARTER HIGHLIGHTS 7 FINANCIAL HIGHLIGHTS 8 FINANCIAL INFORMATION FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD) 9 NET OPERATING INCOME AND ADJUSTED EBITDA 10 MARKET CAPITALIZATION AND DEBT SUMMARY 11 FINANCIAL STATISTICS 12 SECOND QUARTER ACQUISITION ACTIVITY AND TENANT OCCUPANCY 13 PORTFOLIO INFORMATION PORTFOLIO LEASE EXPIRATIONS AND HISTORICAL OCCUPANCY 14 PORTFOLIO DISTRIBUTION BY STATE 15 PORTFOLIO DIVERSIFICATION BY TYPE 16 TOP 10 HEALTH SYSTEM RELATIONSHIPS 17 CONSOLIDATED BALANCE SHEETS 18 CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS 19 REPORTING DEFINITIONS 20 FORWARD LOOKING STATEMENTS: Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our pro forma financial statements and our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

3 Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic conditions; adverse economic or real estate developments, either nationally or in the markets in which our properties are located; our failure to generate sufficient cash flows to service our outstanding indebtedness; fluctuations in interest rates and increased operating costs; the availability, terms and deployment of debt and equity capital, including our senior secured revolving credit facility; our ability to make distributions on our shares of beneficial interest; general volatility of the market price of our common shares; our limited operating history; our increased vulnerability economically due to the concentration of our investments in healthcare properties; a substantial portion of our revenue is derived from our five largest tenants and thus, the bankruptcy, insolvency or weakened financial position of any one of them could seriously harm our operating results and financial condition; our geographic concentrations in Texas and greater Atlanta, Georgia metropolitan area causes us to be particularly exposed to downturns in these economies or other changes in real estate market conditions; changes in our business or strategy; our dependence upon key personnel whose continued service is not guaranteed; our ability to identify, hire and retain highly qualified personnel in the future; the degree and nature of our competition; changes in governmental regulations, tax rates and similar matters; defaults on or non-renewal of leases by tenants; decreased rental rates or increased vacancy rates; difficulties in identifying healthcare properties to acquire and complete acquisitions; competition for investment opportunities;

4 our failure to successfully develop, integrate and operate acquired properties and operations; the impact of our investment in joint ventures; the financial condition and liquidity of, or disputes with, joint venture and development partners; our ability to operate as a public company; changes in accounting principles generally accepted in the United States (or GAAP); lack of or insufficient amounts of insurance; other factors affecting the real estate industry generally; our failure to qualify and maintain our qualification as a real estate investment trust (or REIT) for U.S. federal income tax purposes; limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for U.S. federal income tax purposes; and changes in governmental regulations or interpretations thereof, such as real estate and zoning laws and increases in real property tax rates and taxation of REITs. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. You should not place undue reliance on any forward-looking statements, which speak only as of the date of this report. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this prospectus, except as required by applicable law. For a further discussion of these and other factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10-K for the fiscal year December 31, 2013 and Part II, Item1A (Risk Factors) of our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31 and June 30, 2014. ADDITIONAL INFORMATION The information in this supplemental information package should be read in conjunction with the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, earnings press release dated August 13, 2014 and other information filed with, or furnished to, the SEC. You can access the d pursuant to Section 13(a) or 15(d) of the nformation on or supplemental information package. You also can review these SEC filings and other information by accessing the http://www.sec.gov.

5 ABOUT PHYSICIANS REALTY TRUST Physicians Realty Trust (NYSE:DOC) , ) is a self-managed healthcare real estate company organized in 2013 to acquire, selectively develop, own and manage healthcare properties that are leased to physicians, hospitals and healthcare delivery systems. We invest in real estate that is integral to providing high quality healthcare services. Our properties typically are on a campus with a hospital or other healthcare facilities or strategically located and affiliated with a hospital or other healthcare facilities. Our management team has significant public healthcare REIT experience and long established relationships with physicians, hospitals and healthcare delivery system decision makers that we believe will provide quality investment opportunities to generate attractive risk-adjusted returns to our shareholders. We are a Maryland real estate investment trust and will elect to be taxed as a REIT for U.S. federal income tax purposes beginning with our short taxable year ending December 31, 2013 upon the filing of our federal income tax return for such year. We conduct our business through an UPREIT structure in which our properties are owned by Physicians Realty L.P., companies or other subsidiaries. We are the sole general partner of the operating partnership and, as of June 30, 2014, own approximately 89.6% of the partnership interests in the operating partnership. predecessor, which is not a legal entity, is comprised of the four healthcare real estate funds managed by B.C. Ziegler & Company ("Ziegler"), which are referred to as the Predecessor Ziegler Funds, that owned directly or indirectly interests in entities that owned the initial properties we acquired through the operating partnership on July 24, 2013 in connection with completion of the IPO and related formation transactions. COMPANY SNAPSHOT As of June 30, 2014 Gross real estate investments (thousands) $ 484,714 Total buildings 49 Occupancy 94.2% Total portfolio gross leasable area 1,731,069 % of MOB GLA on-campus / affiliated 70% Average remaining lease term for all buildings (years) 9.65 Cash and cash equivalents (thousands) $ 6,697 Total debt to total capitalization 13.8% Weighted average interest rate per annum on consolidated debt 5.13% Equity market cap (thousands) $ 493,406 Quarterly dividend $ 0.225 Quarter end stock price $ 14.39 Dividend yield 6.3% Shares and units outstanding (1) 38,230,761 Total enterprise value (thousands) (2) $ 629,104 (1) In conjunction with our IPO and several acquisitions since our IPO, we have issued 3,942,635 common units in our operating partnership that are not held by the Company as of June 30, 2014. (2) Represents the value of outstanding shares and units based on the closing stock price on June 30, 2014 plus the amount of outstanding debt at June 30, 2014.

PHYSICIANS REALTY TRUST

ABOUT PHYSICIANS REALTY TRUST CONTINUED

Board of Trustees

Tommy G. Thompson
Chairman

William A. Ebinger, M.D.

Richard A. Weiss

Albert C. Black
Compensation, Nominating and Governance Committee Chair

Mark A. Baumgartner
Finance and Investment Committee Chair

Stanton D. Anderson
Audit Committee Chair

John T. Thomas
Chief Executive Officer, President

Management Team

John T. Thomas
Chief Executive Officer, President

John W. Sweet
Executive Vice President - Chief Investment Officer

Jeffrey Theiler
Executive Vice President – Chief Financial Officer

John W. Lucey
Senior Vice President – Principal Accounting and Reporting Officer

Mark D. Theine
Senior Vice President – Asset & Investment Management

Location & Contact Information

Corporate Headquarters
735 N. Water Street, Suite 1000
Milwaukee, WI 53202
(414) 978-6494

Transfer Agent
Registrar and Transfer Company
10 Commerce Drive
Cranford, NJ 07010
(908) 497-2300

Corporate & REIT Tax Counsel
Baker & McKenzie
Richard Lipton
Partner
300 E Randolph Street
Chicago, IL 60601
(312) 861-8000

Investor Relations
The Ruth Group
David Burke
President
757 Third Avenue, 22nd Floor
New York, NY 10017
(646) 536-7009

External Auditor
Ernst & Young
155 N. Upper Wacker Drive
Chicago, IL 60606
(312) 879-2000

6

PRT RFP template-02 SECOND QUARTER HIGHLIGHTS Operating . Second quarter 2014 total revenue of $11.4 million, up 233.1% over the prior year period . Second quarter 2014 rental revenue of $10.2 million, an increase of 304.0% over the prior year period . Generated quarterly funds from operations (Normalized FFO) of $0.17 per share on a fully diluted basis . Closed on eight acquisitions comprising nine buildings totaling 279,056 square feet for approximately $73.6 million in the aggregate . Declared quarterly dividend of $0.225 per share for the second quarter . Surpassed 94.2% portfolio wide occupancy based on square footage as of June 30, 2014 . Increased gross leasable square footage by 19.2% to 1,731,069 square feet, as of June 30, 2014, from 1,452,013 at end of first quarter 2014 . Completed follow-on public offering raising approximately $149.9 million in net proceeds in May 2014 Second Quarter Acquisitions . Pinnacle Health Cardiology Portfolio, Wormsleysburg and Carlisle, PA . Grenada Medical Complex, Grenada, MS . South Bend Orthopaedics Medical Office Building, Mishawaka, IN . Mississippi Sports Medicine and Orthopaedics Center, Jackson, MS . Carmel Medical Pavilion, Carmel, IN . Summit Urology, Bloomington, IN . Renaissance Center, Oshkosh, WI . Presbyterian Medical Plaza, Monroe, NC Company Announcements . May 7, 2014: Announced results for the first quarter ended March 31, 2014, closed on acquisition of the Pinnacle Health Cardiology Portfolio consisting of 2 medical office buildings totaling 38,118 square feet in Pennsylvania, closed on acquisition of a 45,200 square foot medical office building known at South Bend Orthopaedics Medical Office Building located in Indiana, and closed on acquisition of a 52,941 square foot medical office building located in Mississippi . May 14, 2014: Announced that it named Jeff Theiler to the newly created position of Executive Vice President and Chief Financial Officer, effective July 7, 2014 . May 20, 2014: Announced pricing of its public offering of 11,000,000 common shares of beneficial interest at a price to the public of $12.50 per share . May 27, 2014: Announced completion of public offering of 12,650,000 common shares of beneficial interest, including 1,650,000 common shares issued pursuant to the exercise of an option to purchase additional common shares granted to the underwriters, at a price to the public of $12.50 per share . May 29, 2014: Announced closing of the purchase and leaseback of a 44,269 square foot single-tenant medical office building located in Jackson, Mississippi, and closed on purchase of the 28,572 square foot Carmel Medical Pavilion located on the St. Vincent Health Carmel Campus in Carmel, Indiana . June 23, 2014: Announced that it entered into the Third Incremental Commitment Agreement and Fourth Amendment to the existing Credit Agreement with Regions Bank to increase borrowing capacity from $140 million to $200 million . June 26, 2014: Announced a quarterly cash dividend of $0.225 per common share for the quarter ending June 30, 2014, which was paid on August 1, 2014 to shareholders of record on July 18, 2014

8 FINANCIAL HIGHLIGHTS (Unaudited and in thousands, except per share data) As of June 30, 2014 March 31, 2014 ASSETS Gross Real Estate Investments (including gross lease intangibles) $ 484,714 $ 412,011 Total Assets 469,152 401,851 CAPITALIZATION Total Debt $ 78,963 $ 159,382 Total Shareholder's Equity 376,065 231,803 Total Equity Capitalization 493,406 301,129 Total Market Capitalization (1) 550,141 352,618 Total Debt / Total Market Capitalization 14% 45% (1) Represents outstanding shares and units at quarter end multiplied by the closing share price at quarter end. Three Months Ended June 30, 2014 March 31, 2014 INCOME ITEMS Revenues $ 11,447 $ 7,991 NOI 9,246 6,399 Annualized Adjusted EBITDA 29,296 18,632 Normalized FFO 5,150 3,104 Normalized FAD 5,013 2,953 Net loss Available to Common Shareholders per common share $ (0.02) $ (0.15) Normalized FAD per common share and unit $ 0.17 $ 0.12 Fixed Charge Coverage Ratio (EBITDA/Int Exp, net) 2.89x 0.12x See Glossary for definition of terms.

9 RECONCILIATION OF NON-GAAP MEASURES FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO) AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD) (Unaudited and in thousands, except share and per share data) Three Months Ended June 30, 2014 Six Months Ended June 30, 2014 Net loss $ (600) $ (4,158) Depreciation and amortization expense 3,736 6,152 FFO $ 3,136 $ 1,994 FFO per share and unit $ 0.10 $ 0.07 Net change in fair value of derivative (31) (72) Acquisition related expenses 2,045 6,332 Normalized FFO $ 5,150 $ 8,254 Normalized FFO per share and unit $ 0.17 $ 0.30 Normalized FFO $ 5,150 $ 8,254 Non-cash share compensation expense 384 657 Straight-line rent adjustments (933) (1,585) Amortization of acquired above market leases 72 118 Amortization of lease inducements 34 68 Amortization of deferred financing costs 204 352 Normalized FAD $ 4,911 $ 7,864 Normalized FAD per share and unit $ 0.16 $ 0.28 Weighted average number of shares and units outstanding 30,297,122 27,799,748 See Glossary for definition of terms.

10 NET OPERATING INCOME AND ADJUSTED EBITDA (Unaudited and in thousands) Net Operating Income (NOI) Three Months Ended June 30, 2014 (1) Six Months Ended June 30, 2014 Net loss $ (600) $ (4,158) General and administrative 2,408 4,422 Acquisition related expenses 2,045 6,332 Depreciation and amortization 3,736 6,152 Interest expense, net 1,657 2,938 NOI $ 9,246 $ 15,686 NOI $ 9,246 $ 15,686 Straight-line rent adjustments (933) (1,585) Amortization of acquired above market leases 72 118 Amortization of lease inducement 34 68 Cash NOI $ 8,419 $ 14,287 Adjusted EBITDA Three Months Ended June 30, 2014 Six Months Ended June 30, 2014 Net loss $ (600) $ (4,158) Depreciation and amortization 3,736 6,152 Interest expense, net 1,657 2,938 EBITDA 4,793 4,932 Acquisition related expenses 2,045 6,332 Non-cash share compensation 486 759 Adjusted EBITDA $ 7,324 $ 12,023 Adjusted EBITDA Annualized (1) $ 29,296 $ 24,046 (1) We have been operating as a public REIT for less than a full year and can make no assurances that our actual EBITDA or Adjusted EBITDA in future periods will be consistent with the annualized amount shown above and may differ significantly. See Glossary for definition of terms.

11 Equity 86% Senior Note & Term Loans 14% MARKET CAPITALIZATION AND DEBT SUMMARY (In thousands, except share and per share data) Market Capitalization Debt Summary Balance as of June 30, 2014 Stated Interest Rate: Interest Rate (1): Maturity Date: Revolving Credit Facility $ LIBOR + 2.65% 8/29/2016 Senior Notes and Term Loans: Canton MOB 6,258 5.94% 5.94% 06/06/17 Firehouse Square 2,796 6.58% 6.58% 09/06/17 Hackley Medical Center 5,460 5.93% 5.93% 01/06/17 MeadowView Professional Center 10,497 5.81% 5.81% 06/06/17 Mid Coast Hospital MOB 7,973 4.82% 4.82% 05/16/16 Remington Medical Commons 4,466 LIBOR + 2.75% 2.90% 09/28/17 Valley West Hospital MOB 4,931 4.83% 4.83% 11/10/20 Oklahoma City, OK MOB 7,731 4.71% 4.71% 01/01/20 Crescent City Surgical Center 18,750 5.00% 5.00% 02/01/19 San Antonio Hospital 10,101 5.00% 5.00% 06/01/22 Total: $ 78,963 (1) Weighted average interest rate per year on fixed rate debt: 5.26% (2) Weighted average interest rate per year on consolidated debt: 5.13% As of June 30, 2014 Revolving Credit Facility Debt $ Senior Notes and Term Loans 78,963 Total Debt $ 78,963 Stock price (closing price as of June 30, 2014) $ 14.39 Total Common Shares Outstanding 34,288,126 Equity Market Capitalization $ 493,406 Total Capitalization (Debt + Equity) $ 572,369 Total Debt / Total Capitalization 13.8% Total Debt / Total Assets 16.8% Total Debt / Total Enterprise Value 12.6% $7,973 $29,477 $18,750 $12,662 $10,101 2014 2015 2016 2017 2018 2019 2020 2021 2022 Senior Notes and Term Loans Debt Maturity Schedule as of June 30, 2014 $40,000 $30,000 $20,000 $10,000 Thousands

12 FINANCIAL STATISTICS (Unaudited and in thousands, except share and per share data) June 30, 2014 Weighted Average Shares and Units Outstanding Weighted average common shares 26,163,982 Weighted average unvested restricted shares 335,075 Weighted average units 3,798,065 Weighted Average Shares and Units - Diluted 30,297,122 Outstanding Common Shares and OP Units at Quarter End 38,230,761 Common Dividend Yield Annualized dividend rate (1) $ 0.90 Price per share (2) $ 14.39 Annualized dividend yield 6.25% Net Debt / Adjusted EBITDA Ratio Total debt $ 78,963 Net debt (less cash) $ 72,266 Adjusted EBITDA (annualized)* $ 29,296 Net Debt / Adjusted EBITDA Ratio 2.47X Interest Coverage Ratio Adjusted EBITDA (annualized)* $ 29,296 Cash interest expense (annualized)* $ 5,812 Interest Coverage Ratio 5.04x Quarterly Fixed Charge Coverage Ratio Total interest $ 1,657 Secured debt principal amortization 382 Total fixed charges $ 2,039 Adjusted EBITDA $ 7,324 Adjusted EBITDA fixed charge coverage ratio 3.59x Enterprise Value Equity $ 550,141 Total debt 78,963 Total Enterprise Value $ 629,104 Leverage Total debt $ 78,963 Total assets $ 469,152 Total Debt / Total Assets 16.8% Total Debt / Total Enterprise Value 12.6% (1) Annualized rate based on $0.225 quarterly dividend for the quarter ending June 30, 2014. Actual dividend amounts will be (2) Closing share price of $14.39 as of June 30, 2014 * Amounts are annualized and actual amounts may differ significantly from the annualized amounts shown.

PHYSICIANS REALTY TRUST

SECOND QUARTER ACQUISITION ACTIVITY AND TENANT OCCUPANCY

Acquisition Activity

Property (1)	Property Location	Date Acquired	Percent Leased at Acquisition	Purchase Price	GLA
Pinnacle Health Cardiology Portfolio – 2 MOBs	Harrisburg, PA	04/22/2014	100%	9,208,000	38,086
Grenada Medical Complex	Grenada, MS	04/30/2014	95%	7,100,000	52,941
South Bend Orthopedics MOB	Mishawaka, IN	04/30/2014	100%	14,900,000	45,198
Mississippi Orthopaedics Center	Jackson, MS	05/23/2014	100%	16,700,000	44,269
Carmel Medical Pavilion	Carmel, IN	05/28/2014	100%	4,664,040	28,572
Summit Urology MOB	Bloomington, IN	06/30/2014	100%	4,783,400	15,946
Renaissance Surgery Center	Oshkosh, WI	06/30/2014	100%	8,500,000	24,622
Presbyterian Medical Plaza MOB	Monroe, NC	06/30/2014	100%	7,750,000	29,422
Total				**$73,605,440**	**279,056**

(1) MOB means medical office building

Tenant Occupancy

Total Portfolio	
Total GLA at beginning of quarter	1,452,013
Occupied GLA beginning of quarter	1,356,841
Occupancy percentage beginning of quarter	93.5%
Occupied GLA from leasing	
Expirations:	
Expiring GLA	(8,185)
Leasing:	
Renewal leases in Q2	6,445
New leases commencing in Q2	0
Total leasing activity	(1,740)
GLA change from acquisitions/dispositions	
Occupied acquisitions square feet added	276,245
Vacant square feet acquired	2,811
Total acquisitions square feet added	279,056
Occupied disposition square feet	0
Total square feet end of quarter	1,731,069
Occupied square feet end of quarter	1,631,346
Occupancy percentage end of quarter	94.2%

13

PHYSICIANS REALTY TRUST

PORTFOLIO LEASE EXPIRATIONS AND HISTORICAL OCCUPANCY
as of June 30, 2014

Portfolio Lease Expirations

Expiration	Number of Leases Expiring	Total GLA of Expiring Leases	Percent of Area Represented by Expiring Leases	Annualized Base Rent Under Expiring Leases (1)	Percent of Total Annualized Base Rent of Expiring Leases	Annualized Rent Leased by GLA
2014	7	17,182	1.0%	$ 455,001	1.1%	26.48
2015	12	28,442	1.6%	593,573	1.5%	20.87
2016	18	83,916	4.8%	1,950,350	4.8%	23.24
2017	12	39,324	2.3%	1,064,333	2.6%	27.07
2018	17	158,936	9.2%	3,603,580	8.9%	22.67
2019	12	126,724	7.3%	2,787,509	6.9%	22.00
2020	7	20,935	1.2%	433,500	1.1%	20.71
2021	9	50,637	2.9%	1,196,166	3.0%	23.62
2022	8	95,269	5.5%	2,294,960	5.7%	24.09
2023	9	76,190	4.4%	1,724,204	4.3%	22.63
Thereafter:	43	932,191	53.9%	24,214,919	60.1%	25.98
MTM	1	1,600	0.1%	9,000	0.0%	5.63
Vacant	31	99,723	5.8%			
Total/Average:	186	1,731,069	100.0%	$ 40,327,094	100.0%	$ 24.72

(1)Calculated by multiplying (a) base rent payments for the month ended June 30, 2014, by (b) 12.

Historical Occupancy

	As of				
	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Total Portfolio Occupancy, end of period	94.2%	93.5%	91.1%	90.3%	84.6%



Renaissance Surgery Center
Oshkosh, WI



Presbyterian Medical Plaza
Monroe, NC

14

15 PORTFOLIO DISTRIBUTION BY STATE as of June 30, 2014 Market GLA % of Portfolio Texas 364,012 21.0% Georgia 347,632 20.1% Pennsylvania 192,996 11.1% Mississippi 97,210 5.7% Michigan 92,210 5.4% Indiana 89,716 5.2% Ohio 76,433 4.4% Illinois 74,912 4.3% Florida 69,214 4.0% Tennessee 64,200 3.7% Louisiana 60,000 3.5% Oklahoma 52,000 3.0% Wisconsin 50,999 2.9% Maine 44,677 2.6% North Carolina 29,422 1.7% Arizona 12,800 0.7% Montana 12,636 0.7% Total 1,731,069 100% Central Ohio Neurosurgical Surgeons Medical Office Building

PHYSICIANS REALTY TRUST

PORTFOLIO DIVERSIFICATION BY TYPE
as of June 30, 2014

Portfolio Diversification by Type

	Number of Buildings	GLA	% of Total GLA	Occupancy	Number of States
Medical office buildings:					
Single-tenant	21	487,844	28.2%	94.1%	11
Multi-tenant	22	749,919	43.3	90.5	14
Other facilities that serve healthcare industry:					
Hospitals	3	182,954	10.6	100.0	2
Post-acute	3	310,352	17.9	100.0	2
Total	49	1,731,069	100.0%		

CAMPUS PROXIMITY
(BASED ON GLA)


Off-campus 30%
On-campus/ affiliated 70%

HOSPITAL & POST ACUTE CARE PAYER MIX
(TRAILING TWELVE MONTHS)


Private 51%
Medicare/ Medicaid 49%

BUILDING TYPE
(BASED ON GLA)


Hospital 11%
Post Acute 18%
MOB 71%

RENTAL REVENUE
(BASED ON BUILDING TYPE)


Hospital 16%
Post Acute 11%
MOB 73%

Hospital and Post-Acute Care Coverage Ratio (EBITDAR / Rent) for June 30, 2014 is 3.44x.

16

PHYSICIANS REALTY TRUST

TOP 10 HEALTH SYSTEM RELATIONSHIPS (TENANTS)
as of June 30, 2014

Tenant	Weighted Average Remaining Lease Term	Total Leased GLA	Percent of Leased GLA	Annualized Base Rent	Percent of Annualized Base Rent
LifeCare	13.52	310,352	17.93%	4,697,063	11.65%
East El Paso Physicians Medical Center	14.18	77,000	4.45%	3,282,377	8.14%
Crescent City Surgical Centre	14.26	60,000	3.47%	3,000,000	7.44%
Foundation Bariatric Hospital of San Antonio, LLC	10.98	68,786	3.97%	2,884,873	7.15%
Northside Hospital	8.56	88,003	5.08%	2,241,781	5.56%
Eagles Landing Family Practice	14.68	68,711	3.97%	1,560,000	3.87%
21st Century	12.60	44,295	2.56%	1,454,839	3.61%
Mississippi Sports Medicine and Orthopaedics Center	14.93	44,269	2.56%	1,319,076	3.27%
Foundation Surgical Affiliates, LLC	9.26	52,000	3.00%	1,248,000	3.09%
Holston Medical Group	4.91	42,220	2.44%	895,498	2.22%



Crescent City Surgical Centre
Metairie, LA

17

18 CONSOLIDATED BALANCE SHEETS (In thousands, except for share and per share data) June 30, December 31, 2014 2013 ASSETS (Unaudited) (Audited) Investment properties: Land and improvements $ 51,694 $ 26,088 Building and improvements 372,097 193,184 Tenant improvements 5,505 5,458 Acquired lease intangibles 47,239 31,236 476,535 255,966 Accumulated depreciation (34,636) (28,427) Net real estate property 441,899 227,539 Real estate loan receivable 6,881 Investment in unconsolidated entity 1,298 Net real estate investments 450,078 227,539 Cash and cash equivalents 6,697 56,478 Tenant receivables, net 836 837 Deferred costs, net 3,025 2,105 Other assets 8,516 5,901 Total assets $ 469,152 $ 292,860 LIABILITIES AND EQUITY Liabilities: Credit facility $ $ Mortgage debt 78,963 42,821 Accounts payable 697 836 Dividend payable 8,728 5,681 Accrued expenses and other liabilities 4,241 2,288 Acquired lease intangibles, net 133 Derivative liability 325 397 Total liabilities 93,087 52,023 Equity: Common shares, $0.01 par value, 500,000,000 shares authorized, 34,288,126 and 21,548,597 shares issued and outstanding as of June 30, 2014 and December 31, 2013, respectively. 343 215 Additional paid-in capital 360,908 213,359 Accumulated deficit (24,919) (8,670) 336,332 204,904 Noncontrolling interests: Operating partnership 39,059 35,310 Partially owned properties 674 623 Total noncontrolling interest 39,733 35,933 Total equity 376,065 240,837 Total liabilities and equity $ 469,152 $ 292,860

19 CONSOLIDATED STATEMENTS OF OPERATION (In thousands, except share and per share data) Three Months Ended Six Months Ended June 30 June 30 Predecessor Predecessor 2014 2013 (1) 2014 2013 (1) Revenues: Rental revenues $ 10,241 $ 2,535 17,049 5,032 Expense recoveries 1,020 786 2,090 1,601 Interest income on real estate loans and other 186 116 340 196 Total revenues 11,447 3,437 19,479 6,829 Expenses: Interest expense, net 1,657 1,102 2,938 2,171 General and administrative 2,408 102 4,422 222 Operating expenses 2,227 1,260 3,836 2,524 Depreciation and amortization 3,736 1,018 6,152 2,021 Acquisition expenses 2,045 6,332 Management fees 238 475 Total expenses 12,073 3,720 23,680 7,413 Loss before equity in income of unconsolidated entity and noncontrolling interests: (626) (283) (4,201) (584) Equity in income of unconsolidated entity 26 43 Net loss (600) $ (283) (4,158) (584) Less: Net loss attributable to noncontrolling interests operating partnership 123 654 Less: Net income attributable to noncontrolling interests partially owned properties (84) (150) Net loss attributable to common shareholders $ (561) (3,654) Net loss per share: Basic and diluted $ (0.02) (0.15) Weighted average common shares: Basic and diluted 26,163,982 23,744,730 Dividends and distributions declared per common share and unit $ 0.225 0.45 (1) The results of operation for the three and six months ended June 30, 2013 reflect the results of operations of the Predecessor Ziegler Funds.

PHYSICIANS REALTY TRUST

GLOSSARY

Adjusted Earnings Before Interest Taxes, Depreciation and Amortization (Adjusted EBITDA): We define Adjusted EBITDA for DOC as net (loss) income computed in accordance with GAAP plus depreciation, amortization, interest expense and net change in the fair value of derivative financial instruments, net (loss) included from discontinued operations, stock based compensation, and acquisition-related expenses. We consider Adjusted EBITDA an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt.

Annualized Base Rent: Annualized base rent is calculated by multiplying contractual base rent for June 2014 by 12 (but excluding the impact of concessions and straight-line rent).

Earnings Before Interest Taxes, Depreciation, Amortization and Rent (EBITDAR): We define EBITDAR for DOC as net (loss) income computed in accordance with GAAP plus depreciation, amortization, interest expense and net change in the fair value of derivative financial instruments, net (loss) included from discontinued operations, stock based compensation, acquisition-related expenses and lease expense. We consider EBITDAR an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our tenants ability to fund their rent obligations.

Funds From Operations (FFO): Funds from operations, or FFO, is a widely recognized measure of REIT performance. Although FFO is not computed in accordance with generally accepted accounting principles, or GAAP, we believe that information regarding FFO is helpful to shareholders and potential investors because it facilitates an understanding of the operating performance of our initial properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. Because real estate values have historically increased or decreased with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance. We calculate FFO in accordance with the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts, or NAREIT, which we refer to as the "White Paper." The White Paper defines FFO as net income (computed in accordance with GAAP) before noncontrolling interests of holders of OP units, excluding gains (or losses) on sales of depreciable operating property and extraordinary items (computed in accordance with GAAP), plus real estate related depreciation and amortization (excluding amortization of deferred financing costs). Our FFO computation may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the White Paper definition or that interpret the White Paper definition differently than we do. The GAAP measure that we believe to be most directly comparable to FFO, net income (loss), includes depreciation and amortization expenses, gains or losses on property sales and noncontrolling interests. In computing FFO, we eliminate these items because, in our view, they are not indicative of the results from the operations of our properties. To facilitate a clear understanding of our historical operating result, FFO should be examined in conjunction with net income (determined in accordance with GAAP) as presented in our financial statements. FFO does not represent cash generated from operating activities in accordance with GAAP, should not be considered to be an alternative to net income (loss) (determined in accordance with GAAP) as a measure of our liquidity and is not indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders.

Gross Leasable Area (GLA): Gross leasable area (in square feet)

Gross Real Estate Investments: Based on acquisition price (and includes lease intangibles).

Health System-Affiliated: Properties are considered affiliated with a health system if one or more of the following conditions are met: 1) the land parcel is contained within the physical boundaries of a hospital campus; 2) the land parcel is located adjacent to the campus; 3) the building is physically connected to the hospital regardless of the land ownership structure; 4) a ground lease is maintained with a health system entity; 5) a master lease is maintained with a health system entity; 6) significant square footage is leased to a health system entity; 7) the property includes an ambulatory surgery center with a hospital partnership interest; or (8) a significant square footage is leased to a physician group that is either employed, directly or indirectly by a health system, or has a significant clinical and financial affiliation with the health system.

Hospitals: Hospitals generally include acute care hospitals, inpatient rehabilitation hospitals and long-term acute care hospitals. Acute care hospitals provide a wide range of inpatient and outpatient services, including, but not limited to, surgery, rehabilitation, therapy and clinical laboratories. Long-term acute care hospitals provide inpatient services for patients with complex medical conditions who require more intensive care, monitoring or emergency support than that available in most skilled nursing facilities.

Medical Office Building: Medical office buildings are office and clinic facilities, often located near hospitals or on hospital campuses, specifically constructed and designed for use by physicians and other health care personnel to provide services to their patients. They may also include ambulatory surgery centers that are used for general or specialty surgical procedures not requiring an overnight stay in a hospital. Medical office buildings may contain sole and group physician practices and may provide laboratory and other patient services.

Net Operating Income (NOI): NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from DOC's total portfolio of properties before general and administrative expenses, acquisition-related expenses, depreciation and amortization expense, REIT expenses, interest expense and net change in the fair value of derivative financial instruments, and gains or loss on the sale of discontinued properties. DOC believes that NOI provides an accurate measure of operating performance of its operating assets because NOI excludes certain items that are not associated with management of the properties. Additionally, DOC's use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount.

Cash Net Operating Income (NOI): Cash NOI is a non-GAAP financial measure which excludes from NOI straight-line rent adjustments, amortization of acquired below and above market leases and other non-cash and normalizing items. Other non-cash and normalizing items include items such as the amortization of lease inducements. DOC believes that Cash NOI provides an accurate measure of the operating performance of its operating assets because it excludes certain items that are not associated with management of the properties. Additionally, DOC believes that Cash NOI is a widely accepted measure of comparative operating performance in the real estate community. However, DOC's use of the term Cash NOI may not be comparable to that of other real estate companies as such other companies may have different methodologies for computing this amount.

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21 GLOSSARY CONTINUED Normalized Funds Available for Distribution (Normalized FAD): DOC defines Normalized FAD, a non-GAAP measure, which excludes from Normalized FFO, non-cash compensation expense, straight-line rent adjustments, amortization of acquired above market leases, amortization of deferred financing costs and amortization of lease inducements. DOC believes Normalized FAD provides a meaningful supplemental measure of its ability to fund its ongoing distributions. In order to understand and analyze DOC accordance with GAAP). Normalized FAD should not be considered as an alternative to net income or loss attributable to controlling interest (computed in accordance with GAAP) as an indicator of DOC GAAP) as an indicator of DOC Normalized Funds From Operations (Normalized FFO): Changes in the accounting and reporting rules under GAAP have prompted a significant increase in the amount of non-operating items included in FFO, as defined. Therefore, DOC uses Normalized FFO, which excludes from FFO acquisition-related expenses, net change in fair value of derivative financial instruments, non-controlling income from operating partnership units included in diluted shares, acceleration of deferred financing costs, and other normalizing items. However, DOC not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized FFO should not be considered as an alternative to net income or loss attributable to controlling interest (computed in accordance with GAAP) as an indicator of DOCDOC indicative of funds available to fund DOC should be reviewed in connection with other GAAP measurements. Occupancy: Occupancy represents the percentage of total gross leasable area that is leased, including month-to-month leases and leases that are signed but not yet commenced, as of the date reported. Off-Campus: A building portfolio that is not located on or adjacent to key hospital based-campuses and is not affiliated with recognized healthcare systems. On-Campus / Affiliated: On-campus refers to a property that is located on or within a quarter mile to a healthcare system. Affiliated refers to a property that is not on the campus of a healthcare system, but anchored by a healthcare system.